SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          PAX WORLD FUND, INCORPORATED
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.





                          PAX WORLD FUND, INCORPORATED
                                224 STATE STREET
                         PORTSMOUTH, NEW HAMPSHIRE 03801
                            TELEPHONE (603) 431-8022

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 1997

                                 ---------------

To The Stockholders of
PAX WORLD FUND, INCORPORATED:

    The 1997 Annual Meeting of Stockholders of Pax World Fund, Incorporated, will be held on Thursday, June 12, 1997, at 10:00 a.m., at the State Street Bank & Trust Company, 225 Franklin Street, Boston, MA.
The purposes of the meeting are:

       1. To elect a Board of eight Directors, each to hold office for one year or until a successor is chosen and qualified.

       2. To approve or disapprove the selection by the Board of Directors of Pannell Kerr Forster as the independent auditors of the Fund for the year ending December 31, 1997.

       3. To transact such other business as may properly come before the Meeting.

    Stockholders of record at the close of business on April 15, 1997, are entitled to notice of and to vote at the meeting.

                                              By Order of the Board of Directors

                                              LUTHER E. TYSON, President

Portsmouth, New Hampshire
April 21, 1997

      IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN
                THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.






                          PAX WORLD FUND, INCORPORATED
                                224 STATE STREET
                         PORTSMOUTH, NEW HAMPSHIRE 03801
                            TELEPHONE (603) 431-8022

                                 PROXY STATEMENT

    This statement is furnished in connection with the solicitation by the management of Pax World Fund, Incorporated (the "Fund"), of proxies to be used at the Annual Meeting of Stockholders to be held at the State Street Bank & Trust Company, 225 Franklin Street, Boston, MA. on June 12, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice.

    As of April 15, 1997, the record date, there were 30,813,292 shares issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the meeting. If you were a Stockholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE MANAGEMENT REQUESTS THAT YOU EXECUTE THE ENCLOSED PROXY FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING. Stockholders who execute proxies may revoke them at any time either by another later dated proxy or by attendance in person at the Meeting.

    The persons named in the accompanying proxy, if executed and returned, will vote the same for all the Director Nominees and the selection of the Accountant as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. Stockholders may vote for the election of the entire slate of nominees or may withhold their vote by marking the proper box on the form of proxy and may withhold their vote from any one or more individual nominees by striking the names of such nominees on the form of the proxy.

    The Annual Report for the fiscal year which ended December 31, 1996, has already been mailed to stockholders. Those that desire an additional copy may obtain it without charge by writing or telephoning the Fund for such purpose.

    No person on April 15, 1997, owned of record or beneficially more than 5% of the outstanding shares of Common Stock of the Fund.



April 21, 1997

                                     2




                                       I.
                             MANAGEMENT OF THE FUND

    The following nominees for directors (who have consented to serve) are the present directors, each of such directors, having been elected by the Stockholders of the Fund at the Annual Meeting held in June 1996 except for Laurence A. Shadek and Thomas W. Grant who were elected Directors by the Independent Directors at the Special Meeting of Shareholders on September 27, 1996 to fill the vacancies resulting from the resignations of Luther E. Tyson,
J. Elliott Corbett and Anthony S. Brown as Directors. The acquisition of the Adviser by members of the Shadek family occurred on September 27, 1996. In order to satisfy the requirements of the Investment Company Act of 1940, at least 75% of the Board of Directors must consist of non-interested (independent) persons for at least three years after the acquisition of the Adviser. It is intended that such persons will also be non-interested persons of the Adviser.

    The nominees will serve until the next annual meeting or until their successor is chosen and qualified.


                                                                                                       APPROXIMATE FUND
                                                                                                        SHARES OWNED OF
                                                                                                     RECORD OR BENEFICIALLY
                                                                                       DIRECTOR      DIRECTLY OR INDIRECTLY
                      NAME, ADDRESS AND PRINCIPAL OCCUPATION                            SINCE           ON APRIL 15, 1997
                      --------------------------------------                            -----           -----------------
*+LAURENCE A. SHADEK,  age 47, Chairman of the Board of the Fund, Glen Goin, Box       1996                    --
5, Alpine,  NJ 07620 is an Executive  Vice  President of H.G.  Wellington & Co.,
Inc. and has been  associated with that firm since March 1986. He was previously associated  with Stillman  Maynard & Co.,  where he was a general  partner.  Mr.
Shadek's investment  experience includes 12 years as Limited Partner and Account
Executive with the firm Moore & Schley.  He is a graduate of Franklin & Marshall
College (BA) and New York University, School of Graduate Business Administration
(MBA).

*THOMAS  W.  GRANT,  age 56,  Vice  Chairman  of the Fund and  President  of the       1996                    --
Adviser,  1125 Cedar Ridge Road, Oyster Bay, NY 11771 is currently the President of H.G.  Wellington  & Co.,  Inc. and has been  associated  with that firm since
1991. Mr. Grant served  previously with the firm of Fahnestock & Co., members of the New York Stock Exchange,  for twenty years as a partner,  managing  director and senior officer.  His duties encompassed branch office management,  corporate finance, syndication, and municipal and corporate bonds. He is a graduate of the
University of North Carolina (BA).

RAYMOND L. MANNIX, age 95, a Director, 71 Richmond Road, Belmont,  Massachusetts       1970                    1,302
02178, is a certified public accountant and Professor Emeritus in 1967 at Boston
University   where  he  served  as  a  Professor  in  the  College  of  Business
Administration for over forty years. He is a trustee of several private trusts.


                                                        (Continued on next page)

---------
* Interested persons as defined by the Investment Company Act of 1940. + Controlling person of the investment adviser.

                                        3


(continued from previous page)






                                                                                                         APPROXIMATE FUND
                                                                                                          SHARES OWNED OF
                                                                                                      RECORD OR BENEFICIALLY
                                                                                       DIRECTOR       DIRECTLY OR INDIRECTLY
                      NAME, ADDRESS AND PRINCIPAL OCCUPATION                            SINCE           ON APRIL 15, 1997
                      --------------------------------------                            -----           -----------------

C. LLOYD BAILEY,  age 79, a Director,  1216  Foulkeways,  Gwynedd,  Pennsylvania        1970                   2,007
19436, is an attorney and from 1959-1979 he served as Executive  Director of the
United  States  Committee  for UNICEF,  and from  1980-81 as  President  of that
Committee.  1981 to 1984,  he served as a consultant to that  Committee,  and is presently retired.

RALPH M. HAYWARD, age 79, a Director, 57 Barrell Lane, York Harbor, Maine 03911;        1978                   2,128
Chemical  Engineer and retired  executive  in 1971 after 31 years of  employment with  Merck  and  Co.,  Rahway,  New  Jersey,  where he held  various  positions including:  Business Manager,  Research Division;  Assistant Plant Manager; and,
Director of  Purchasing  and Traffic.  He is currently  President  and principal stockholder of Fisher-James Company, Inc. of Biddeford,  Maine, an office supply and equipment dealer since 1980.

ESTHER J. WALLS, M.L.S., age 66, a Director,  160 West End Avenue, Apt. 29J, New        1981                   803
York, New York 10023, was Associate  Director of Libraries,  State University of
New York, Stony Brook, L.I., New York, which position she held 1974-1990.


JOY L. LIECHTY, age 43, a Director,  1403 Ashton Court,  Goshen,  Indiana 46526;        1991                   846
1989 to present,  Client and Sales Advocate of Mennonite Mutual Aid Association;
from 1980-89 Manager of Client Services of Mennonite Mutual Aid Association.


SANFORD C.  SHERMAN,  age 61, a Director,  91 Hillside  Drive,  Portsmouth,  New        1992                   917
Hampshire 03801,  President and CEO of the Piscataqua Savings Bank,  Portsmouth,
New  Hampshire,  a position  he has held since  April  1981.  For 21 years prior thereto he held various other  positions with the Bank  including  Treasurer and
Vice President. He has also served the Bank as a Trustee for 20 years.

    None of the directors of the Fund receive compensation for the services they perform except for reimbursement for travel expenses and the payment of a director's fee of $1,000 for non-officer directors and $200 for officer directors, for attendance at each director's meeting and $1,000 paid to the Audit Committee. Directors as a group received in the aggregate $33,300 during 1996 for directors attendance fees. Travel expenses aggregated $15,000 during 1996.

    Laurence A. Shadek and members of his family own a 26.76% interest in H.G. Wellington & Co. Inc., a New York City brokerage firm and brokerage compensation paid during 1996 to H.G. Wellington & Co., Inc. by the Fund amounted to $68,224 (18.6% of total 1996 commissions paid by the Fund to brokers); of the amount paid to H.G. Wellington, the sum of $22,630 was paid subsequent to September 27, 1996 (48.8% of total commissions paid during the September 27, 1966 to December 31, 1996 period). Thomas W. Grant is president of H.G. Wellington & Co., Inc. and has less than a 5% ownership interest.


                                     4





    Luther  E.  Tyson,   President  of  the  Fund  currently   receives   annual
compensation of $112,500 under an employment contract with the Adviser until September 30, 1997.

    Anthony S. Brown, Executive Vice President, Treasurer and Portfolio Manager of the Fund currently receives annual compensation of $187,500 under an employment contract with the Adviser until September 30, 1997.

    The Board of Directors held a total of six meetings during the year ended December 31, 1996. The Board has an Audit Committee consisting of Messrs. Mannix and Hayward. The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. Laurence A. Shadek, Thomas W. Grant and portfolio manager Anthony S. Brown constitute the Investment Committee of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held two meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee upon which they served.



                                       II.
                      RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors has unanimously approved the selection of Pannell Kerr Forster as the independent auditors and stockholder ratification is hereby sought. Neither Pannell Kerr Forster nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. No member of the firm will be present at the annual meeting to respond to questions.

    Management of the Fund recommends a vote FOR the ratification of the auditor. All proxies solicited by management will be voted in accordance with the specifications on the form of proxy and where no specification is made, proxies will be voted "FOR" the ratification of the selection of the auditor.

                                 ---------------

                      GENERAL INFORMATION PERTAINING TO THE
                         INVESTMENT ADVISER AND THE FUND

    At a special meeting of the shareholders of the Fund on September 29, 1996, a new investment advisory agreement between the Fund and the new owners of Pax World Management Corp. was approved. The Advisory Agreement as approved contains the same provisions as the prior agreement. The officers of the Adviser are:
Chairman -- Laurence A. Shadek; President -- Thomas W. Grant; Senior Vice President for Marketing -- Thomas F. Shadek; Senior Vice President for Social Research -- James M. Shadek; Senior Vice President -- Katherine Shadek Boyle; Executive Vice President -- Luther E. Tyson; and Executive Vice President and Treasurer -- Anthony S. Brown.

    The Adviser advises and makes recommendations with respect to the investment portfolio of the Fund, provides office facilities for the Fund and reimburses the Fund if Fund expenses other than costs and expenses for interest, brokerage commissions or fees and taxes and distribution expenses under the Rule 12b-1 Plan exceed 1 1/2 % of average total net assets. As compensation for its services, the Fund pays the Adviser an annual fee of 3/4 of 1% of the Fund's average net assets


                                     5





on the first $25,000,000 and which fee adjusts to 1/2 of 1% of the average net assets in excess of that figure. This fee is computed on a daily basis and paid monthly. For the calendar year 1996 the advisory fee was $2,554,000. As previously noted, none of the above persons receive compensation directly from the Fund for the services they perform as officers.



                                      III.
                                  OTHER MATTERS

    The management knows of no other matters which are to be brought before the Meeting other than as set forth herein. However, if any other matters properly come before the meeting, it is understood that the persons named in the proxy intend to vote said proxy in accordance with their best judgment.



                       METHOD AND EXPENSE OF SOLICITATION

    The cost of preparing, assembling and mailing the proxy material will be borne by the Fund. In addition to the solicitation of proxies by use of the mails, proxies may be solicited personally by officers of the Fund.



                                     6




PAX WORLD FUND, INCORPORATED
C/O PROVIDENT FINANCIAL PROCESSING CORP.
P.O. BOX 9426
WILMINGTON, DE 19899

PROXY
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 12, 1997

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS OF
PAX WORLD FUND, INCORPORATED.

The undersigned hereby appoints William M. Prifti and/or Laurence A. Shadek as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Fund held on record by the undersigned on April 15, 1997, at the annual meeting of shareholders to be held on June 12, 1997 or at any adjournment thereof.

PROPOSAL(S)
1) Election of eight Directors.

2) To approve the appointment of Pannell Kerr Forster as the independent public accountants of the Fund.

3) In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.



                              ELECTION OF DIRECTORS

[ ] FOR all nominees listed below
[ ] Vote withheld for all nominees listed below
[ ] FOR all nominees listed below (except as marked to the contrary below)

To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.

L.A. Shadek, T.W. Grant, R.L. Mannix, C.L. Bailey, R.M. Hayward, Esther J. Walls, Joy L. Liechty, S.C. Sherman.

                                  PROPOSAL(S)

2) [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
3) [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
                                                 Please sign on the reverse side




THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL EIGHT NOMINEES FOR DIRECTOR, AND FOR ADOPTION OF PROPOSALS 2 AND 3, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.



(1997 SHAREHOLDER MEETING) PAX WORLD FUND, INCORPORATED

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

--------------------------------
            Signature

--------------------------------
 Signature(s) of Shareholder(s)

Dated:
      -------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.